                         ANNUAL REPORT / OCTOBER 31 1999

                         AIM LATIN AMERICAN GROWTH FUND

                                 [COVER IMAGE}

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE}

                     -------------------------------------

                    CREAM PITCHER, RED APPLES BY ELSIE BUNGE

  LATIN AMERICA, WITH ITS ABUNDANT RESOURCES, GROWING CONSUMER POPULATION AND

EXPANDING INDUSTRY, PRESENTS POTENTIALLY ATTRACTIVE INVESTMENT OPPORTUNITIES. WE

 BELIEVE ARGENTINE ARTIST ELSIE BUNGE'S BRIGHTLY COLORED PAINTING CAPTURES BOTH

              THE SPIRIT AND EXCITING POTENTIAL OF LATIN AMERICA.

                     -------------------------------------

AIM Latin American Growth Fund is for shareholders who seek long-term growth of capital. The fund primarily invests in securities of a broad range of Latin American issuers.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Latin American Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o Had fees and expenses not been waived during the fiscal year, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and fund expenses.
o The fund's average annual total returns (including sales charges) as of 9/30/99 (the most recent calendar quarter end), are as follows: for Class A shares, one year, 23.87%; five years, -11.89%; inception (8/13/91), 1.24%.
    For Class B shares, one year, 24.31%; five years -11.78%; inception (9/1/93), -1.46%. For Class C shares, inception (3/1/99), 32.20%. For
    Advisor Class shares, one year, 30.66%; inception (6/1/95), -2.52%.
o Because Class C shares have been offered for less than one year, total return provided has not been annualized.
o Sales charges do not apply to Advisor Class shares. Advisor Class shares were closed to new investors as of 3/1/99.
o During the fiscal year ended 10/31/99, Class A shares paid distributions of $0.1425 per share, Class B shares paid $0.0320 per share and Advisor Class shares paid $0.2265 per share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custodial arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Emerging Latin America Index is a group of securities from emerging Latin American markets tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                         AIM LATIN AMERICAN GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER






                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
  [PHOTO OF         faith in two long-established principles of investing:
  CHARLES T.        portfolio diversification and long-term thinking. We could
    BAUER,          title this report "What a Difference a Year Makes."
 CHAIRMAN OF             An investor surveying conditions when the fiscal year
THE BOARD OF        opened on October 31, 1998, saw a market dominated by
  THE FUND          large-capitalization stocks and high-quality bonds,
APPEARS HERE]       especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                         In bond markets also, name-brand quality was the place
to be. The Lehman Corporate/Government Bond Index, which follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
     It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
     The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
     Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                  STAYING FULLY

                   INVESTED IN A DIVERSIFIED PORTFOLIO REMAINS

                      A COMPELLING STRATEGY AND ONE OF YOUR

                       BEST PROSPECTS FOR LONG-TERM GAIN.

                     -------------------------------------


                         AIM LATIN AMERICAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND EMERGES WITH IMPROVED PERFORMANCE


HOW HAS AIM LATIN AMERICAN GROWTH FUND PERFORMED OVER THE PAST FISCAL YEAR? Latin American markets recovered nicely from last year's extreme emerging-market volatility, and the fund's performance improved significantly during the last year. Class A shares posted a 20.92% return, Class B shares 20.36% and Advisor Class shares 21.56% for the period ended October 31, 1999. Class C shares showed a 35.06% cumulative return since their inception on March 1, 1999. These figures are at net asset value, meaning they exclude sales charges. By comparison, the fund's benchmark, the MSCI Emerging Latin America Index, returned 24.71% during the same period.

WHAT MARKET FACTORS CONTRIBUTED TO THE FUND'S STRONGER PERFORMANCE?
Latin American markets stabilized over the reporting period in the wake of last year's Russian and Asian crises, and Brazil's devaluation in January 1999. The fiscal year also saw a modest recovery of share prices, which benefited the fund. More recently, signs of recovery from recession for markets in Argentina, Brazil and Chile, as well as a more positive trend for both pricing and demand in many commodities, have improved the region's outlook. Improving Asian and European economies are raising commodity prices as supply and demand come back into balance after the Asian contagion.

DID THE LATIN AMERICAN MARKET SUSTAIN ITS RALLY DURING THE REPORTING PERIOD? The rally ended in mid-May when inflationary concerns in the United States led markets to expect a rise in interest rates. Markets subsequently lost ground, anticipating a new trend in U.S. Federal Reserve (Fed) tightening. Between May and August, the Latin markets gave up much of their 1999 rally as both U.S. equity and bond markets came under fire amid concerns of further Fed tightening and the risk of a U.S. market correction. However, the reporting period closed with the Latin American market outperforming the U.S. equity market, reflecting improving regional fundamentals and the lower valuations compared to developed markets.

LATIN AMERICA
The map below identifies Latin American countries mentioned in this report.

The top five countries in which the fund was invested as of 10/31/99 appear in blue.


Mexico

Panama

Venezuela

Brazil

Colombia

Peru

Chile

Argentina


TOP 5 COUNTRIES

1. Brazil           35.74%

2. Mexico           35.62

3. Argentina        11.90

4. Chile             7.50

5. Peru              2.80




HOW HAVE YOU MANAGED THE FUND AGAINST THIS BACKDROP?
Our investment strategy remained essentially unchanged. First, we used a top-down analysis to target country allocations based on political, monetary and economic factors. Then we conducted a more detailed, industry-by-industry economic analysis on the countries and adjusted our sector allocations. Finally, we identified stocks demonstrating earnings growth at a reasonable price, adjusting the top-down country allocation to suit the availability of securities in a particular country or sector.

HAVE YOU MADE ANY NOTICEABLE SHIFTS IN COUNTRY ALLOCATION?
Changes in country allocation have been minimal. We shifted the Peruvian and Venezuelan weightings slightly throughout the fiscal year, and we've become more aggressive in Brazil vs. Mexico--our two largest country allocations. About three months ago we reduced our Mexican weightings because of political concerns in advance of primary elections, which have now taken place. Lastly, we reduced our weighting in Chile to underweight the fund's benchmark and more closely resemble the peer group.

WOULD YOU DISCUSS THE DECISION MAKING BEHIND A FEW OF THE FUND'S TOP HOLDINGS? Petroleo Brasileiro S.A., or Petrobras, the state-owned Brazilian oil company, was the fund's top holding at the end of the period. More than just an oil stock, Petrobras is a company whose future is tied to the Brazilian government's efforts to commercialize old state enterprises. So from a valuation comparison with international oil stocks, its assets appear to produce poor returns, indicating it may be undervalued. We hold this stock


          See important fund and index disclosures inside front cover.

                         AIM LATIN AMERICAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION
As of 10/31/99, based on total net assets

TOTAL NUMBER OF HOLDINGS: 88

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                                                     TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
  1. Petroleo Brasileiro S.A. (Petrobras) Pfd. (Brazil)       5.55%            1. Telephone                                 13.84%
  2. Grupo Televisa S.A.--GDR (Mexico)                        5.05             2. Banks (Regional)                           7.61
  3. Carso Global Telecom--Class A1 (Mexico)                  4.12             3. Electric Companies                         7.56
  4. Nortel Inversora S.A.--ADR (Argentina)                   3.42             4. Beverages (Alcoholic)                      6.59
  5. Companhia Vale do Rio Doce--Pfd. A (Brazil)              3.17             5. Financial (Diversified)                    6.20
  6. Fomento Economico Mexicano S.A.                          2.96             6. Manufacturing (Diversified)                5.58
      de C.V.--ADR (Mexico)                                                    7. Oil & Gas (Exploration & Production)       5.55
  7. Grupo Carso S.A. de C.V. Series A1 (Mexico)              2.88             8. Construction (Cement & Aggregates)         5.18
  8. Itausa-Investimentos Itau S.A. Pfd. (Brazil)             2.66             9. Entertainment                              5.05
  9. Telecomunicacoes Brasileiras C.M. (Brazil)               2.44            10. Iron & Steel                               4.57
 10. Kimberly-Clark de Mexico S.A.                            2.16
      de C.V.--Class A (Mexico)

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================


because we see a process going on within Petrobras making the company much more commercial, focusing on returns on these undervalued assets. So as well as being positively affected by rising oil prices, it is clearly a good restructuring story.
     Mexico's Grupo Televisa S.A. is another turnaround story. With approximately 75% of Mexico's advertising market, it is the largest producer of Spanish-speaking programming in the world. However, a new entrant into the market has shaken Televisa's once-solid dominance, and the current controlling shareholders realized a restructuring program was necessary to ward off increasing competition. The re-structuring program included cutting costs, improving the company's business focus and hiring professional managers--both on the creative programming and the financial sides of the business.
     Mexico's strong economic growth--due in large part to a fortified U.S. economy and lower-than-expected Mexican inflation rates--also played into the decision to increase our ownership of Televisa. Strong economic growth often correlates with increasing corporate profitability and consumer spending, two leading indicators of increasing advertising spending. So, along with a supportive backdrop for the Latin American media industry to do well, Televisa is a company going through a turnaround with a fundamental story of improving earnings.

WHAT IS YOUR MARKET AND FUND OUTLOOK FOR THE SHORT TERM?
Latin American markets are likely to remain sensitive to moves in the U.S. markets, although recent market behavior strengthens our view that in periods of relatively flat U.S. performance--as we had for much of the third quarter of 1999--Latin markets are capable of reflecting positive domestic developments. External factors are also improving as commodities show broader positive price trends on the back of improving global demand.
     Important issues for 2000 are the outcome of the Mexican elections and of Brazil's attempts to pass structural reforms that address fiscal and social security imbalances. Although the government is tackling these issues, the complexity of Brazilian politics makes the speed of reform unpredictable. Fortunately, even with limited progress the economic recovery and improved market stability can likely support significant share-price recovery as valuations remain undemanding.
     Within the portfolio we favor commodity-recovery, lower-valuation, higher-growth stocks with a cyclical bias in recovering economies. And despite the inherent risks in the emerging-market sector, Latin America presents strong growth potential for long-term investors who seek diversification by investing in this exciting region.

          See important fund and index disclosures inside front cover.

                         AIM LATIN AMERICAN GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM LATIN AMERICAN GROWTH FUND VS. BENCHMARK INDEX

8/13/91-10/31/99

in thousands

================================================================================
               AIM Latin American               MSCI Emerging
                  Growth Fund,               Latin America Index
                 Class A Shares
--------------------------------------------------------------------------------
 8/13/91             $ 9,527                         $10,000
10/31/91              10,967                          11,372
10/31/92              10,476                          13,358
10/31/93              14,360                          17,869
10/31/94              19,257                          25,603
10/31/95              12,101                          17,156
10/31/96              14,221                          21,156
10/31/97              15,433                          26,192
10/31/98               9,281                          18,803
10/31/99              11,223                          23,449

Past performance cannot guarantee comparable future results.

================================================================================

Source: Lipper Inc.

     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A shares to its benchmark index. Use of this index is intended to give you a general idea of how your fund performed compared to this benchmark over the period 8/13/91-10/31/99. (Please note the index's performance figures are for the period 7/31/91-10/31/99.) It is important to understand the differences between your fund and this index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI Emerging Latin America Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that compose a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES

Inception (8/13/91)                            1.41%
  5 Years                                    -11.10
  1 Year                                      15.21*
* 20.92% excluding sales charges

CLASS B SHARES

Inception (4/1/93)                            -1.22
  5 Years                                    -10.98
  1 Year                                      15.36*
* 20.36% excluding sales charges

ADVISOR CLASS SHARES (Sales charges do not apply)

Inception (6/15/95)                           -2.14
  3 Years                                     -7.22
  1 Year                                      21.56

CLASS C SHARES

Inception (3/1/99)                            34.06
================================================================================

Your fund's total returns include sales charges, expenses and management fees. The performance of the fund's Class B, Class C and Advisor Class shares will differ from Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.



                         AIM LATIN AMERICAN GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                       SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.58%

ARGENTINA-11.90%

Acindar Industria Argentina de
  Aceros S.A.-Series B (Iron &
  Steel)(a)                              400,000   $   640,301
--------------------------------------------------------------
Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR (Banks-Regional)       46,118       974,243
--------------------------------------------------------------
Banco Hipotecario S.A.-Wts.
  (Banks-Regional), expiring
  02/02/04(b)                                617       339,350
--------------------------------------------------------------
Banco Rio de La Plata S.A.-ADR
  (Banks-Major Regional)                 100,233     1,290,500
--------------------------------------------------------------
Fivenez Banco Hipotecario
  (Banks-Regional)                       122,243     1,388,143
--------------------------------------------------------------
IRSA Inversiones y Representaciones
  S.A.-GDR (Land Development)             35,157     1,061,302
--------------------------------------------------------------
Juan Minetti S.A.
  (Construction-Cement &
  Aggregates)(a)                         170,390       461,974
--------------------------------------------------------------
Nortel Inversora S.A.-ADR
  (Telephone)                            200,500     3,032,563
--------------------------------------------------------------
Quilmes Industrial S.A.-ADR
  (Beverages-Alcoholic)                 132,164     1,379,462
--------------------------------------------------------------
                                                    10,567,838
--------------------------------------------------------------

BRAZIL-35.74%

C.A. La Electricidad de Caracas-ADR
  (Electric Companies)                    88,588     1,669,866
--------------------------------------------------------------
Caemi Mineracao E Metalurgica
  S.A.-Pfd. (Iron & Steel)            12,750,000       597,656
--------------------------------------------------------------
Companhia Brasileira de Petroleo
  Ipiranga (Oil & Gas-Refining &
  Marketing)                         120,000,000       960,861
--------------------------------------------------------------
Companhia Cimento Portland Itau
  (Construction-Cement &
  Aggregates)                            650,000        64,101
--------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                          17,292,622     1,164,949
--------------------------------------------------------------
Companhia de Tecidos Norte de Minas
  (Textiles-Specialty)                11,622,000       821,637
--------------------------------------------------------------
Companhia Energetica de Minas
  Gerais-ADR (Electric Companies)        114,506     1,636,600
--------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Companies)                             150,782       602,510
--------------------------------------------------------------
Companhia Paranaense de Energia-
  Copel-(Electric Companies)             147,935       980,069
--------------------------------------------------------------
Companhia Vale do Rio Doce-Pfd. A
  (Iron & Steel)                         141,823     2,818,296
--------------------------------------------------------------
Eletropaulo Metropolitana-
  Eletricidade de Sao
  Paulo S.A. (Electric Companies)     38,440,242     1,752,654
--------------------------------------------------------------
Embratel Participacoes S.A.-Pfd.
  (Telecommunications-Long
  Distance)                          109,450,000     1,396,160
--------------------------------------------------------------
Itausa-Investimentos Itau S.A.-Pfd.
  (Investment Management)              3,749,289     2,266,476
--------------------------------------------------------------
Itausa-Investimentos Itau S.A.-Pfd.
  Receipts (Investment Management)       151,050        91,311
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)       30,958,655     4,924,520
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
BRAZIL-(CONTINUED)

Tele Centro Sul Participacoes
  S.A.-ADR (Telephone)                    22,500   $ 1,344,375
--------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-Pfd. (Telephone)               52,745,000       886,289
--------------------------------------------------------------
Telecomunicacoes Brasileiras C.M.
  (Telephone)                         41,725,004     2,167,477
--------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.
  (Telephone)(a)                      86,027,000         2,644
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-Pfd. (Telephone)                7,448,813       700,234
--------------------------------------------------------------
Telesp Celular S.A.
  (Telecommunications-
  Cellular/Wireless)                  12,532,000       436,933
--------------------------------------------------------------
Telesp Celular S.A.-Pfd. B
  (Telecommunications-
  Cellular/Wireless)                   6,373,727       333,053
--------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)           49,672,000     1,148,665
--------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A. (Banks-Major
  Regional)(c)                        15,000,200       691,684
--------------------------------------------------------------
Usinas Siderurgicas de Minas Gerais
  S.A.-Pfd. A
  (Manufacturing-Diversified)        160,300,000       583,058
--------------------------------------------------------------
Votorantim Celulose e Papel S.A.
  (Paper & Forest Products)           57,900,000     1,690,727
--------------------------------------------------------------
                                                    31,732,805
--------------------------------------------------------------

CHILE-7.50%

Administradora de Fondos de
  Peniones Provida S.A.-ADR
  (Financial-Diversified)                100,642     1,736,075
--------------------------------------------------------------
Banco de A. Edwards-ADR
  (Banks-Regional)                        41,904       612,846
--------------------------------------------------------------
Compania Cervecerias Unidas
  S.A.-ADR (Beverages-Alcoholic)          67,500     1,472,344
--------------------------------------------------------------
Embotelladora Arica S.A.-ADR
  (Beverages- Non-Alcoholic)
  (Acquired 04/23/99; Cost
  $536,625(d)                             40,500       391,092
--------------------------------------------------------------
Quinenco S.A.-ADR
  (Financial-Diversified)                 29,900       278,444
--------------------------------------------------------------
Sociedad Quimica y Minera de Chile
  S.A.-ADR (Chemicals)                    59,100     1,717,594
--------------------------------------------------------------
Supermercados Unimarc S.A.-ADR
  (Retail-Food Chains)                   207,200       453,250
--------------------------------------------------------------
                                                     6,661,645
--------------------------------------------------------------

MEXICO-35.62%

Alpha S.A. de C.V.-Class A
  (Manufacturing- Diversified)           472,700     1,814,106
--------------------------------------------------------------
Apasco S.A. de C.V.
  (Construction-Cement &
  Aggregates)                            213,731     1,133,675
--------------------------------------------------------------
Carso Global Telecom-Class A1
  (Telephone)(a)                         550,000     3,660,946
--------------------------------------------------------------
Cemex S.A. de C.V.
  (Construction-Cement &
  Aggregates)                            364,968     1,651,181
--------------------------------------------------------------
Cintra S.A. (Airlines)                   393,300       173,437
--------------------------------------------------------------
Consorcio Ara, S.A. de C.V.
  (Homebuilding)(a)                      690,000       776,474
--------------------------------------------------------------
Controladora Comercial Mexicana
  S.A. de C.V. (Retail-Department
  Stores)(e)                           1,750,000     1,448,778
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
MEXICO-(CONTINUED)

Corporacion GEO S.A. de C.V.-Series
  B (Construction-Cement &
  Aggregates)(a)                         271,000   $   687,717
--------------------------------------------------------------
El Puerto de Liverpool S.A. de
  C.V.-Series 1 (Retail-Department
  Stores)                                 45,941        78,838
--------------------------------------------------------------
Fomento Economico Mexicano, S.A. de
  C.V.-ADR (Beverages-Alcoholic)(b)       80,000     2,625,000
--------------------------------------------------------------
Grupo Bimbo S.A. de C.V. (Foods)(a)      579,800     1,063,720
--------------------------------------------------------------
Grupo Carso S.A. de C.V.-Series A1
  (Manufacturing-Diversified)(a)         611,000     2,560,926
--------------------------------------------------------------
Grupo Cementos de Chihuahua S.A. de
  C.V.-Class B (Construction-Cement
  & Aggregates)                          210,000       133,229
--------------------------------------------------------------
Grupo Financiero Bancomer, S.A. de
  C.V.-Class O (Banks-Regional)(a)     4,715,464     1,250,591
--------------------------------------------------------------
Grupo Financiero Banorte S.A. de
  C.V.-Class O
  (Financial-Diversified)(a)           1,500,000     1,872,075
--------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B (Foods)                 1,686,100       841,735
--------------------------------------------------------------
Grupo Mexico S.A.-Series B (Metals
  Mining)                                205,824       744,948
--------------------------------------------------------------
Grupo Posadas S.A.-Series A
  (Lodging-Hotels)(a)                    471,000       254,727
--------------------------------------------------------------
Grupo Posadas S.A.-Series L
  (Lodging-Hotels)(a)                    752,300       344,266
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                     105,600     4,488,000
--------------------------------------------------------------
Industrias Penoles S.A. (Metals
  Mining)                                484,600     1,527,133
--------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                              600,000     1,921,997
--------------------------------------------------------------
Pepsi-Gemex S.A.-GDR (Beverages-
  Non-Alcoholic)(a)                      122,800       567,950
--------------------------------------------------------------
                                                    31,621,449
--------------------------------------------------------------

PANAMA-1.55%

Banco Latinoamericano de
  Exportaciones, S.A.
  (Banks-Regional)                        57,597     1,378,728
--------------------------------------------------------------

PERU-2.80%

Credicorp Ltd.
  (Financial-Diversified)                152,332     1,618,528
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
PERU-(CONTINUED)

Telefonica del Peru S.A.A.-ADR
  (Telephone)                             42,500   $   491,406
--------------------------------------------------------------
Union de Cervecerias Backus &
  Johnston S.A.A.
  (Beverages-Alcoholic)                1,008,223       371,948
--------------------------------------------------------------
                                                     2,481,882
--------------------------------------------------------------

UNITED KINGDOM-1.86%

Antofagasta Holdings PLC (Gold &
  Precious Metals Mining)                240,000     1,649,361
--------------------------------------------------------------

VENEZUELA-0.61%

C.A. La Electricidad de Caracas
  (Electric Companies)(f)                186,266        70,768
--------------------------------------------------------------
Corporacion Venezolana de Cementos
  S.A.C.A.-I (Constructions-Cement
  & Aggregates)                          675,057       293,875
--------------------------------------------------------------
Corporacion Venezolana de Cementos
  S.A.C.A.-II (Constructions-Cement
  & Aggregates)                          446,248       176,606
--------------------------------------------------------------
                                                       541,249
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $102,130,895)                                 86,634,957
--------------------------------------------------------------

                                      PRINCIPAL
                                      AMOUNT(g)
CORPORATE BONDS-0.00%

BRAZIL-0.00%

Companhia Vale do Rio Doce-Non
  Convertible (Cost $0)         BRL      276,400             0
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
MONEY MARKET FUNDS-0.91%

STIC Liquid Assets Portfolio(h)          404,169       404,169
--------------------------------------------------------------
STIC Prime Portfolio(h)                  404,169       404,169
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $808,338)                                        808,338
--------------------------------------------------------------
TOTAL INVESTMENTS-98.49%                            87,443,295
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.51%                  1,344,875
--------------------------------------------------------------
NET ASSETS-100.00%                                 $88,788,170
--------------------------------------------------------------

Investment Abbreviations:

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) Each unit represents one preferred share of Unibanco and one preferred B share of Unibanco Holdings.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The market value at 10/31/99 was $391,092 which represented 0.44% of the Fund's net assets.
(e) Each unit represents three B shares and one C share.
(f) Each unit represents one share of Electricidad de Caracas and one share of Corporacion EDC.
(g) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(h) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments, at value (cost $102,939,233)      $   87,443,295
-------------------------------------------------------------
Foreign currencies, at value (cost $568,244)          573,893
-------------------------------------------------------------
Receivables for:
  Investments sold                                    843,462
-------------------------------------------------------------
  Fund shares sold                                     80,031
-------------------------------------------------------------
  Dividends and interest                              279,049
-------------------------------------------------------------
Other assets                                           20,338
-------------------------------------------------------------
    Total assets                                   89,240,068
-------------------------------------------------------------
LIABILITIES:
Payable for fund shares reacquired                    254,077
-------------------------------------------------------------
Accrued advisory fees                                   9,838
-------------------------------------------------------------
Accrued distribution fees                              40,251
-------------------------------------------------------------
Accrued accounting services fees                        4,247
-------------------------------------------------------------
Accrued transfer agent fees                            21,021
-------------------------------------------------------------
Accrued trustees' fees                                  2,762
-------------------------------------------------------------
Other liabilities                                     119,702
-------------------------------------------------------------
    Total liabilities                                 451,898
-------------------------------------------------------------
Net assets applicable to shares outstanding    $   88,788,170
-------------------------------------------------------------
NET ASSETS:
Class A                                        $   49,788,968
-------------------------------------------------------------
Class B                                        $   38,455,515
-------------------------------------------------------------
Class C                                        $      146,525
-------------------------------------------------------------
Advisor Class                                  $      397,162
-------------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                             3,564,736
-------------------------------------------------------------
Class B                                             2,788,851
-------------------------------------------------------------
Class C                                                10,624
-------------------------------------------------------------
Advisor Class                                          28,479
-------------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                      $        13.97
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.97 divided by
      95.25%)                                  $        14.67
-------------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                      $        13.79
-------------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                      $        13.79
-------------------------------------------------------------
Advisor Class:
  Net asset value, redemption and offering
    price per share                            $        13.95
-------------------------------------------------------------

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of $479,760 foreign withholding
  tax)                                          $  3,291,105
------------------------------------------------------------
Interest                                              35,745
------------------------------------------------------------
Securities lending                                    91,156
------------------------------------------------------------
    Total investment income                        3,418,006
------------------------------------------------------------
EXPENSES:
Advisory and administrative fees                     952,046
------------------------------------------------------------
Accounting services fees                              38,349
------------------------------------------------------------
Custodian fees                                        53,267
------------------------------------------------------------
Interest expense (Note 5)                             54,310
------------------------------------------------------------
Distribution fees -- Class A                         273,567
------------------------------------------------------------
Distribution fees -- Class B                         422,771
------------------------------------------------------------
Distribution fees -- Class C                             713
------------------------------------------------------------
Printing fees                                        284,503
------------------------------------------------------------
Trustees' fees                                        11,926
------------------------------------------------------------
Transfer agent fees -- Class A                       338,413
------------------------------------------------------------
Transfer agent fees -- Class B                       261,324
------------------------------------------------------------
Transfer agent fees -- Class C                           445
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   3,624
------------------------------------------------------------
Other                                                 93,931
------------------------------------------------------------
    Total expenses                                 2,789,189
------------------------------------------------------------
Less: Expenses paid indirectly                        (3,131)
------------------------------------------------------------
    Fees waived by advisor                          (572,144)
------------------------------------------------------------
    Net expenses                                   2,213,914
------------------------------------------------------------
Net investment income                              1,204,092
------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:
Net realized gain (loss) from:
  Investment securities                          (29,737,138)
------------------------------------------------------------
  Foreign currencies                                (539,564)
------------------------------------------------------------
                                                 (30,276,702)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           48,113,915
------------------------------------------------------------
  Foreign currencies                                 (35,910)
------------------------------------------------------------
                                                  48,078,005
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                            17,801,303
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 19,005,395
------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $  1,204,092    $   1,153,228
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (30,276,702)     (18,715,746)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                48,078,005      (54,475,416)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                19,005,395      (72,037,934)
-------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                         (703,214)        (219,544)
-------------------------------------------------------------------------------------------
  Class B                                                         (122,741)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                     (9,487)          (5,514)
-------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      (22,064,281)     (61,587,566)
-------------------------------------------------------------------------------------------
  Class B                                                      (15,015,084)     (52,032,524)
-------------------------------------------------------------------------------------------
  Class C                                                          158,037               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (144,362)         (13,073)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (18,895,737)    (185,896,155)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          107,683,907      293,580,062
-------------------------------------------------------------------------------------------
  End of period                                               $ 88,788,170    $ 107,683,907
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $167,043,253    $ 204,122,934
-------------------------------------------------------------------------------------------
  Undistributed net investment income                              675,072          831,995
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (63,367,151)     (33,630,013)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (15,563,004)     (63,641,009)
-------------------------------------------------------------------------------------------
                                                              $ 88,788,170    $ 107,683,907
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Latin American Growth Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
       On October 31, 1999, undistributed net investment income was decreased by $525,573, undistributed net realized gains increased by $539,564 and paid-in capital decreased by $13,991 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $61,871,107 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, and expires in varying increments, if not previously utilized, in the year 2007.

D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

F. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

H. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk,adverse political and economic developments and possible adverse foreign government intervention.

I. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $572,144.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $38,349 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $570,779 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $273,567, $422,771 and $713, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,934 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $536 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $3,131 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $3,131 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $965,592 with a weighted average interest rate of 5.62%. Interest expense for the Fund for the year ended October 31, 1999 was $54,310.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $2,926,733 were on loan to brokers. The loans were secured by cash collateral of $2,985,267 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $91,156 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $28,967,058 and $62,536,455, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $ 10,237,584
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (27,229,564)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $(16,991,980)
=========================================================

Cost of investments for tax purposes is $104,435,275.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                         1998
                                                              --------------------------   ---------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              -----------   ------------   -----------   -------------
Sold:
  Class A                                                      10,698,303   $130,700,031    31,480,158   $ 504,106,417
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,074,686     14,304,893    14,533,097     243,328,768
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         20,395        302,050            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   103,353      1,459,954     1,261,470      24,366,740
----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                          56,745        633,836         8,770         183,909
----------------------------------------------------------------------------------------------------------------------
  Class B                                                           9,959        110,343            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       833          9,259           261           5,468
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (12,381,943)  (153,398,148)  (34,474,810)   (565,877,892)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,351,288)   (29,430,320)  (17,417,330)   (295,361,292)
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         (9,771)      (144,013)           --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (106,874)    (1,613,575)   (1,263,040)    (24,385,281)
----------------------------------------------------------------------------------------------------------------------
                                                               (2,885,602)  $(37,065,690)   (5,871,424)  $(113,633,163)
======================================================================================================================

*  Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                               1999       1998(a)     1997(a)      1996(a)      1995(a)
                                                              -------     -------     --------     --------     --------
Net asset value, beginning of period                          $ 11.70     $ 19.50     $  17.95     $  15.38     $  26.11
--------------------------------------------------------      -------     -------     --------     --------     --------
Income from investment operations:
  Net investment income (loss)                                   0.21        0.13(b)      0.11         0.09         0.15
--------------------------------------------------------      -------     -------     --------     --------     --------
  Net realized and unrealized gain (loss) on investments         2.20       (7.90)        1.44         2.59        (9.28)
--------------------------------------------------------      -------     -------     --------     --------     --------
  Net increase (decrease) from investment operations             2.41       (7.77)        1.55         2.68        (9.13)
--------------------------------------------------------      -------     -------     --------     --------     --------
Distributions to shareholders:
  From net investment income                                    (0.14)      (0.03)          --        (0.08)          --
--------------------------------------------------------      -------     -------     --------     --------     --------
  From net realized gain on investments                            --          --           --           --        (1.60)
--------------------------------------------------------      -------     -------     --------     --------     --------
  In excess of net investment income                               --          --           --        (0.03)          --
--------------------------------------------------------      -------     -------     --------     --------     --------
    Total distributions                                         (0.14)      (0.03)          --        (0.11)       (1.60)
--------------------------------------------------------      -------     -------     --------     --------     --------
Net asset value, end of period                                $ 13.97     $ 11.70     $  19.50     $  17.95     $  15.38
========================================================      =======     =======     ========     ========     ========
Total return(c)                                                 20.93%     (39.86)%       8.52%       17.52%      (37.16)%
========================================================      =======     =======     ========     ========     ========
Ratios and supplemental data:
Net assets, end of period (in 000s)                           $49,789     $60,720     $159,496     $177,373     $182,462
--------------------------------------------------------      -------     -------     --------     --------     --------
Ratio of net investment income to average net assets:
  With fee waivers                                               1.44%(d)    0.78%        0.52%        0.46%        0.86%
--------------------------------------------------------      -------     -------     --------     --------     --------
  Without fee waivers                                            0.85%(d)    0.64%        0.42%        0.39%        0.85%
========================================================      =======     =======     ========     ========     ========
Ratio of expenses to average net assets (excluding
  interest expense):
  With fee waivers                                               2.00%(d)    2.00%        1.96%        2.03%        2.11%
--------------------------------------------------------      -------     -------     --------     --------     --------
  Without fee waivers                                            2.59%(d)    2.14%        2.06%        2.10%        2.12%
========================================================      =======     =======     ========     ========     ========
Ratio of interest expense to average net assets                  0.06%       0.17%         N/A          N/A          N/A
--------------------------------------------------------      -------     -------     --------     --------     --------
Portfolio turnover rate                                            30%         39%         130%         101%         125%
========================================================      =======     =======     ========     ========     ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $.02.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average net assets of $54,713,405.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                  1999        1998(a)    1997(a)     1996(a)     1995(a)
                                                              ------------    -------    --------    --------    --------
Net asset value, beginning of period                            $ 11.49      $ 19.23     $  17.78    $  15.21    $  25.94
-----------------------------------------------------------     -------      -------     --------    --------    --------
Income from investment operations:
  Net investment income                                            0.17         0.04(b)      0.01          --        0.06
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Net realized and unrealized gain (loss) on investments           2.16        (7.78)        1.44        2.59       (9.19)
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Net increase (decrease) from investment operations               2.33        (7.74)        1.45        2.59       (9.13)
-----------------------------------------------------------     -------      -------     --------    --------    --------
Distributions to shareholders:
  From net investment income                                      (0.03)          --           --       (0.01)         --
-----------------------------------------------------------     -------      -------     --------    --------    --------
  From net realized gain on investments                              --           --           --          --       (1.60)
-----------------------------------------------------------     -------      -------     --------    --------    --------
  In excess of net investment income                                 --           --           --       (0.01)         --
-----------------------------------------------------------     -------      -------     --------    --------    --------
    Total distributions                                           (0.03)          --           --       (0.02)      (1.60)
-----------------------------------------------------------     -------      -------     --------    --------    --------
Net asset value, end of period                                  $ 13.79      $ 11.49     $  19.23    $  17.78    $  15.21
===========================================================     =======      =======     ========    ========    ========
Total return(c)                                                   20.36%      (40.19)%       8.04%      17.02%     (37.42)%
===========================================================     =======      =======     ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                            $38,456      $46,599     $133,448    $137,400    $134,527
===========================================================     =======      =======     ========    ========    ========
Ratio of net investment income (loss) to average net assets:
  With fee waivers                                                 0.94%(d)     0.28%        0.02%      (0.04)%      0.36%
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Without fee waivers                                              0.35%(d)     0.14%       (0.08)%     (0.11)%      0.35%
===========================================================     =======      =======     ========    ========    ========
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers                                                 2.50%(d)     2.50%        2.46%       2.53%       2.61%
-----------------------------------------------------------     -------      -------     --------    --------    --------
  Without fee waivers                                              3.09%(d)     2.64%        2.56%       2.60%       2.62%
===========================================================     =======      =======     ========    ========    ========
Ratio of interest expenses to average net assets                   0.06%        0.17%         N/A         N/A         N/A
-----------------------------------------------------------     -------      -------     --------    --------    --------
Portfolio turnover rate                                              30%          39%         130%        101%        125%
===========================================================     =======      =======     ========    ========    ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.02.
(c)  Total return does not include sales charges.
(d)  Ratios are based on average net assets of $42,277,069.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                CLASS C                                   ADVISOR CLASS
                                            ----------------    -----------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                            MARCH 1, 1999 TO    -------------------------------------------     JUNE 1, 1995 TO
                                            OCTOBER 31, 1999     1999       1998(a)     1997(a)     1996(a)   OCTOBER 31, 1995(a)
                                            ----------------    ------      -------     -------     -------   -------------------
Net asset value, beginning of period             $10.21         $11.71      $19.57      $17.94      $15.40          $15.95
-----------------------------------------        ------         ------      ------      ------      ------          ------
Income from investment operations:
  Net investment income                            0.12           0.31        0.21(b)     0.19        0.17            0.09
-----------------------------------------        ------         ------      ------      ------      ------          ------
  Net realized and unrealized gain (loss)
    on investments                                 3.46           2.16       (7.92)       1.44        2.58           (0.64)
-----------------------------------------        ------         ------      ------      ------      ------          ------
    Net increase (decrease) from
      investment operations                        3.58           2.47       (7.71)       1.63        2.75           (0.55)
-----------------------------------------        ------         ------      ------      ------      ------          ------
Distributions to shareholders:
  From net investment income                         --          (0.23)      (0.15)         --       (0.14)             --
-----------------------------------------        ------         ------      ------      ------      ------          ------
  In excess of net investment income                 --             --          --          --       (0.07)             --
-----------------------------------------        ------         ------      ------      ------      ------          ------
    Total distributions                              --          (0.23)      (0.15)         --       (0.21)             --
-----------------------------------------        ------         ------      ------      ------      ------          ------
Net asset value, end of period                   $13.79         $13.95      $11.71      $19.57      $17.94          $15.40
=========================================        ======         ======      ======      ======      ======          ======
Total return(c)                                   35.06%         21.56%     (39.67)%      8.91%      18.16%          (3.45)%
=========================================        ======         ======      ======      ======      ======          ======
Ratios and supplemental data:
Net assets, end of period (in 000's)             $  147         $  397      $  365      $  636      $  818          $  369
=========================================        ======         ======      ======      ======      ======          ======
Ratio of net investment income to average
  net assets:
  With fee waivers                                 0.94%(d)       1.94%(e)    1.28%       1.02%       0.96%           1.36%(f)
-----------------------------------------        ------         ------      ------      ------      ------          ------
  Without fee waivers                              0.35%(d)       1.35%(e)    1.14%       0.92%       0.89%           1.35%(f)
=========================================        ======         ======      ======      ======      ======          ======
Ratio of expenses to average net assets
  (excluding interest expense):
  With fee waivers                                 2.50%(d)       1.50%(e)    1.50%       1.46%       1.53%           1.61%(f)
-----------------------------------------        ------         ------      ------      ------      ------          ------
  Without fee waivers                              3.09%(d)       2.09%(e)    1.64%       1.56%       1.60%           1.62%(f)
=========================================        ======         ======      ======      ======      ======          ======
Ratio of interest expense to average net
  assets                                           0.06%          0.06%       0.17%        N/A         N/A             N/A
-----------------------------------------        ------         ------      ------      ------      ------          ------
Portfolio turnover rate                              30%            30%         39%        130%        101%            125%
=========================================        ======         ======      ======      ======      ======          ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.02.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $106,283.
(e)  Ratios are based on average net assets of $583,904.
(f)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Latin American Growth Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Latin American Growth Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                                 Gary T. Crum                       SUB-ADVISOR
                                                  Vice President
C. Derek Anderson                                                                    INVESCO Asset Management Ltd.
President, Plantagenet Capital                    Carol F. Relihan                   11 Devonshire Square
Management, LLC (an investment                    Vice President                     London EC2M 4YR
partnership); Chief Executive Officer,                                               England
Plantagenet Holdings, Ltd.                        Mary J. Benson
(an investment banking firm)                      Assistant Vice President and       TRANSFER AGENT
                                                  Assistant Treasurer
Frank S. Bayley                                                                      A I M Fund Services, Inc.
Partner, law firm of                              Sheri Morris                       P.O. Box 4739
Baker & McKenzie                                  Assistant Vice President and       Houston, TX 77210-4739
                                                  Assistant Treasurer
Robert H. Graham                                                                     CUSTODIAN
President and Chief Executive Officer,            Nancy L. Martin
A I M Management Group Inc.                       Assistant Secretary                State Street Bank and Trust Company
                                                                                     225 Franklin Street
Arthur C. Patterson                               Ofelia M. Mayo                     Boston, MA 02110
Managing Partner, Accel Partners                  Assistant Secretary
(a venture capital firm)                                                             COUNSEL TO THE FUND
                                                  Kathleen J. Pflueger
Ruth H. Quigley                                   Assistant Secretary                Kirkpatrick & Lockhart LLP
Private Investor                                                                     1800 Massachusetts Avenue, N.W.
                                                  OFFICE OF THE FUND                 Washington, D.C. 20036-1800
OFFICERS
                                                  11 Greenway Plaza                  COUNSEL TO THE TRUSTEES
Robert H. Graham                                  Suite 100
Chairman and President                            Houston, TX 77046                  Paul, Hastings, Janofsky & Walker LLP
                                                                                     Twenty Third Floor
Dana R. Sutton                                    INVESTMENT MANAGER                 555 South Flower Street
Vice President and Treasurer                                                         Los Angeles, CA 90071
                                                  A I M Advisors, Inc.
Samuel D. Sirko                                   11 Greenway Plaza                  DISTRIBUTOR
Vice President and Secretary                      Suite 100
                                                  Houston, TX 77046                  A I M Distributors, Inc.
Melville B. Cox                                                                      11 Greenway Plaza
Vice President                                                                       Suite 100
                                                                                     Houston, TX 77046

                                                                                     AUDITORS

                                                                                     PricewaterhouseCoopers LLP
                                                                                     160 Federal St.
                                                                                     Boston, MA 02110



REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

AIM Latin American Growth Fund paid ordinary dividends in the amount of $0.1425, $0.0320, and $0.2265 per share to Class A, Class B, and Advisor Class shareholders, respectively during its tax year ended October 31, 1999. Of this amount, 0.08% is eligible for the dividends received deduction for corporations.

For the fiscal year ended October 31, 1999, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.5896 per share (representing a total of $3,769,390). The amount of taxes paid by the Fund to such countries for the fiscal year ended October 31, 1999 was $0.0750 per share (representing a total of $479,760). The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund during the fiscal year ended October 31, 1999.

                                      GROSS            FOREIGN TAX
              COUNTRY                INCOME %            PAID %
              -------                --------          -----------
Argentina..........................     6.34%              0.06%
Brazil.............................    68.51%             63.81%
Chile..............................     9.15%             27.55%
Mexico.............................    10.35%              4.61%
Various............................     2.36%              3.97%
                                      ------             ------
                                       96.71%            100.00%
United States......................     3.29%              0.00%
                                      ------             ------
                                      100.00%            100.00%
                                      ======             ======

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INVESTING EASY


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

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS                          A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Money Market Fund                       leadership in the mutual fund industry since
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                    1976 and managed approximately $120 billion
AIM Capital Development Fund                                                            in assets for more than 6.4 million
AIM Constellation Fund                      INTERNATIONAL GROWTH FUNDS                  shareholders, including individual
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund        investors, corporate clients and financial
AIM Large Cap Growth Fund                   AIM Asian Growth Fund                       institutions, as of September 30, 1999.
AIM Mid Cap Equity Fund                     AIM Developing Markets Fund                          The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                     AIM Euroland Growth Fund(4)                 Trademark--is distributed nationwide, and
AIM Mid Cap Opportunities Fund              AIM European Development Fund               AIM today is the 10th-largest mutual fund
AIM Select Growth Fund                      AIM International Equity Fund               complex in the United States in assets under
AIM Small Cap Growth Fund(2)                AIM Japan Growth Fund                       management, according to Strategic Insight,
AIM Small Cap Opportunities Fund(3)         AIM Latin American Growth Fund              an independent mutual fund monitor.
AIM Value Fund                              AIM New Pacific Growth Fund
AIM Weingarten Fund
                                            GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                       AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                       AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                           AIM Global Growth & Income Fund
AIM Basic Value Fund                        AIM Global Utilities Fund
AIM Charter Fund
                                            GLOBAL INCOME FUNDS
INCOME FUNDS                                AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                      AIM Global Government Income Fund
AIM High Yield Fund                         AIM Global Income Fund
AIM High Yield Fund II                      AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund            THEME FUNDS
AIM Limited Maturity Treasury Fund          AIM Global Consumer Products and Services Fund
                                            AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                       AIM Global Health Care Fund
AIM High Income Municipal Fund              AIM Global Infrastructure Fund
AIM Municipal Bond Fund                     AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund              AIM Global Trends Fund(6)





(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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